SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 5, 1998


                                  VRB Bancorp
             (Exact Name of Registrant as specified in its charter)


     Oregon                          000-25932                     93-0892559
(State or other                     (Commission                 (IRS Employer
jurisdiction of                     File Number)              Identification No.
of incorporation)

                    110 Pine St., Rogue River, Oregon 97537
                 Address of Principal Executive Office Zip Code

Registrant's telephone number including area code   541-582-3216



         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     On January 5, 1998, the registrant, through its wholly-owned subsidiary, Valley of the Rogue Bank ("VRB"), completed the acquisition of Colonial Banking Company ("Colonial Bank"), an Oregon banking corporation with principal offices in Grants Pass, Oregon. Prior to the acquisition, Colonial Bank operated five branch offices in southern Oregon, one of which, in Rogue River, is to be consolidated with VRB's main office.

     Pursuant to a Stock Option Agreement, dated July 24, 1997, between VRB and shareholders of Investors Banking Corporation ("IBC"), a registered bank holding company and 81% shareholder of Colonial Bank, VRB acquired all of the outstanding shares of IBC. Following liquidation of IBC, VRB effected a statutory merger of Colonial Bank into VRB.

     The terms and conditions of the acquisition, including the consideration, were negotiated at arms-length, and were previously reported in a registration statement on Form S-1 (Commission file no. 333-37167) relating to a public offering of 1,150,000 shares of the registrant's common stock. The proceeds of the offering provided approximately $8.8 million of the consideration for the acquisition, with the balance coming from VRB's other cash resources.
Consideration for the acquisition of Colonial Bank was paid in cash, and totalled approximately $17.3 million, including $12.6 million paid to shareholders and holders of stock options of IBC and $3.1 million paid to minority shareholders of Colonial Bank. Prior to the closing of the acquisition, Colonial Bank paid approximately $1.6 million to cancel outstanding options to acquire Colonial Bank stock.

Item 7. Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

     Audited financial statements of Colonial Banking Company for the years ended December 31, 1995, 1996, and 1997, are not yet available and will be filed by amendment to this Form 8-K as soon as practicable and no later than sixty days from the date this Form 8-K is required to be filed.

(b)  Pro Forma Financial Information.

     Pro forma financial statements of the registrant reflecting the acquisition of Colonial Bank are not yet available, and will be filed by amendment to this Form 8-K as soon as practicable and no later than sixty days from the date this Form 8-K is required to be filed.

(c)  Exhibits.

     2.1 Stock Option Agreement, dated July 24, 1997, by and among Valley of the Rogue Bank and the shareholders of Investors Banking Corporation *

     2.2 Plan of Merger, dated September 30, 1997, by and between Valley of the Rogue Bank and Colonial Banking Company *

     23.1 Consent of Moss Adams LLP (to be filed by amendment)

     * Incorporated by reference to the registrant's registration statement on Form S-1 (Commission file number 333-37167) as declared effective by the Commission on November 12, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VRB BANCORP
                                  (Registrant)


Dated:  January 15, 1998          By:   /s/ Tom Anderson
                                       Tom Anderson,
                                       Executive Vice President

                                  EXHIBIT INDEX


2.1 Stock Option Agreement, dated July 24, 1997, by and among Valley of the Rogue Bank and the shareholders of Investors Banking Corporation *

2.2 Plan of Merger, dated September 30, 1997, by and between Valley of the Rogue Bank and Colonial Banking Company *

23.1 Consent of Moss Adams LLP (to be filed by amendment)

* Incorporated by reference to the registrant's registration statement on Form S-1 (Commission file number 333-37167) as declared effective by the Commission on November 12, 1997.